Statements of Comprehensive Income - USD ($) $ in Millions	12 Months Ended
	Dec. 31, 2023	Dec. 31, 2022	Dec. 31, 2021
Statement of Comprehensive Income [Abstract]
Net income (loss)	$ 0.2	$ (0.6)	$ 1.2
Other comprehensive (loss) income:
Change in unrealized gains on securities, net of taxes of $0.8 million, $0.3 million, and $(0.2) million, respectively	0.1	(2.9)	(1.2)
Total other comprehensive (loss) income	0.1	(2.9)	(1.2)
Total comprehensive (loss) income	$ 0.3	$ (3.5)	$ 0.0